SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT



       Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) December 1, 1997


                        HUTTON/CONAM REALTY INVESTORS 3
             (Exact name of registrant as specified in its charter)



     California                0-11769               13-3176625
State or other jurisdiction    Commission            IRS Employer
  of incorporation             File Number         Identification No.



1764 San Diego Avenue
San Diego, CA  92110 Attn.: Robert J. Svatos           92110-1906
Address of principal executive offices                   Zip Code



Registrant's telephone number, including area code (619) 297-6771

Item 4.  Changes in Registrant's Certifying Accountants

Effective December 1, 1997, the Registrant advised Coopers & Lybrand that it was changing accounting firms and engaged KPMG Peat Marwick.

Coopers and Lybrand report on the financial statements for the years ended December 31, 1995 and December 31, 1996 contained no adverse opinion or disclaimer of opinion and was not qualified as to uncertainty, audit scope or accounting principles. There have been no disagreements with Coopers and Lybrand on any matters of accounting principles or practices, financial statement disclosure, or auditing scope procedure.

A letter from Coopers & Lybrand stating their agreement with the information disclosed above is included as Exhibit 16.1 to this filing.

The decision to change accountants was approved by ConAm Property Services IV, Ltd. and RI 3-4 Real Estate Services, Inc., the General Partners of the Registrant.


Item 7.  Financial Statements and Exhibits
(c) Exhibit 16.1

December 15, 1997

Securities and Exchange Commission
450 50th Street, N.W.
Washington, D.C. 20549

Gentlemen:

We have read the statements by Hutton/ConAm Realty Investors 3, which we understand will be filed with the Commission, pursuant to Item 4 of Form 8-K, as part of the Partnership's Form 8-K report for the month of December 1997. We agree with the statements concerning our Firm in such Form 8-K.

/s/Coopers & Lybrand L.L.P.
   Coopers & Lybrand L.L.P.

                             SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         CONAM PROPERTY SERVICES IV, LTD
                         General Partner of Hutton/ConAm Realty
                         Investors 3

                         BY:  CONTINENTAL AMERICAN DEVELOPMENT, INC.
                              General Partner


Date:  December 17, 1997           BY:  /s/Daniel J. Epstein
                                   Director, President, and Principal
Executive Officer


Date:  December 17, 1997           BY:  /s/Robert J. Svatos
                                   Chief Financial Officer